Exhibit 4.51

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

1ST AMENDMENT OF THE RESEARCH AND OPTION AGREEMENT

This 1st Amendment (“Amendment”) to the Research and Option Agreement (“Agreement”) is made and entered into effective as of 12 January 2023 (the “Effective Amendment Date”) by and between CureVac SE, Friedrich-Miescher-Str. 15, 72076 Tübingen, Germany, and myNEO NV, Ottergemsesteenweg Zuid 808 box 511, 9000 Ghent, Belgium.

RECITALS

WHEREAS, the Parties have entered into a joint research and option agreement in May 2022 under which myNEO identifies new antigen targets that can be used by CureVac to develop and commercialize new medicinal products for the treatment of non-small cell lung cancer, melanoma and potentially other indications.

WHEREAS, the First Research Milestone has been reached and the Parties now intend to amend the requirements of the Second Research Milestone as well as the order of work packages to be provided by myNeo to CureVac.

NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

ARTICLE 1.

DEFINITIONS

Unless otherwise specifically provided herein, the definitions as set out in the Agreement shall apply.

ARTICLE 2.

AMENDMENT

As of the Effective Amendment Date, the Parties agree to amend the Agreement as follows:

2.1	The definition of [*****] in column one (1) of row two (2) of the table provided in Sec. 8.4.1 shall read as follows

[*****]

2.2	Exhibit 1.71: R&D Plan of the Agreement is replaced by Exhibit 1.71: Amended R&D Plan (December 2022) provided as an attachment to this Amendment.

ARTICLE 3.

REMAINING PROVISIONS

Other than as expressly specified above, all provisions of the Agreement shall remain unchanged and fully applicable.

[*****]

This Amendment is executed by the authorized representatives of the Parties as of the Effective Amendment Date.

CUREVAC SE		myNEO NV

By:	[*****]	By:	[*****]
Name:	Dr. Franz-Werner Haas	Name:	Cedric Bogaert

Title:	CEO	Title:	CEO

By:	[*****]	By:	[*****]
Name:	Antony Blanc, Ph.D.	Name:	Jan Van den Berghe

Title:	CBO & CCO	Title:	Director

Exhibit 1.71

Amended R&D Plan (December 2022)

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[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

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